PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2022
PROPERTY, PLANT AND EQUIPMENT, NET
Summary of Property, plant and equipment

	As of December 31,
	2021	2022
Furniture, fixture and equipment	3,209	3,627
Leasehold improvement	15,271	16,003
Motor vehicles	500	661
Total	18,980	20,291
Less: accumulated depreciation	(12,584)	(13,429)
	6,396	6,862